UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 10, 2025
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001995500
BMO 2023-C7 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001861132
BMO Commercial Mortgage Securities LLC
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0000927971
Bank of Montreal
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001701238
Citi Real Estate Funding Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001685185
UBS AG
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001548405
Starwood Mortgage Capital LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001942310
RRECM Capital II, LLC (formerly known as Sabal Capital II, LLC)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001931347
Greystone Commercial Mortgage Capital LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001089877
KeyBank National Association
(Exact name of sponsor as specified in its charter)

New York	333-255934-09	38-4297070 38-4297071 38-7292560
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A.
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 885-4000
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.  Other Events.

Reference is hereby made to the pooling and servicing agreement (the “BMO 2023-C7 PSA”) dated as of December 1, 2023, relating to the BMO 2023-C7 Mortgage Trust (the “Issuing Entity”).  The BMO 2023-C7 PSA was filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity, filed on December 22, 2023 under Commission File Number 333-255934-09.  Capitalized terms used but not defined herein shall have the meanings assigned to them in the BMO 2023-C7 PSA.

The Mortgage Loan secured by the Mortgaged Properties identified on the Mortgage Loan Schedule as OPI Portfolio, an asset of the Issuing Entity, is being serviced pursuant to the pooling and servicing agreement (the “BMO 2024-5C3 PSA”), dated as of February 1, 2024, between BMO Commercial Mortgage Securities LLC, as depositor, Trimont LLC (as successor to Wells Fargo Bank, National Association), as master servicer, Greystone Servicing Company LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator and as trustee, which governs the issuance of the BMO 2024-5C3, Commercial Mortgage Pass-Through Certificates, Series 2024-5C3.  The BMO 2024-5C3 PSA was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, filed on February 21, 2024 under Commission File No. 333-255934-09.

Pursuant to Section 6.08(a) of the BMO 2024-5C3 PSA, Eightfold Real Estate Capital, L.P., as directing holder under the BMO 2024-5C3 PSA, has terminated Greystone Servicing Company LLC as special servicer under the BMO 2024-5C3 PSA, and has appointed Midland Loan Services, a Division of PNC Bank, National Association (“Midland”) to act as successor special servicer under the BMO 2024-5C3 PSA effective as of March 10, 2025.  A copy of the related Acknowledgement and Acceptance of Special Servicer dated March 10, 2025 is attached hereto as Exhibit 20.1.

Item 9.01                             Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.                          Description

Exhibit 20.1                          Acknowledgement and Acceptance of Special Servicer, dated March 10, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMO Commercial Mortgage Securities LLC
(Depositor)

/s/ Paul Vanderslice
Paul Vanderslice, Chief Executive Officer

Date:  March 10, 2025